Rule 497(d)


                                     FT 1220


               Supplement to the Prospectus dated August 17, 2006

Notwithstanding anything to the contrary in the Prospectus, it has been determined that Enterra Energy Trust is a partnership for U.S. federal income tax purposes. As the Trust is not permitted to hold shares of a partnership, shares of Enterra Energy Trust have been removed from the Trust. Proceeds from the Enterra Energy Trust shares have been reallocated equally among the remaining Securities in the Trust. Based on the revised portfolio, the estimated net annual distribution per Unit is $.8022 in the first year, and $.7877 in the second year.

August 21, 2006